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                                  EXHIBIT 10.4
                               EQUIPMENT TERM NOTE



$500,000.00                                                     July _____, 2000
                                                               Chicago, Illinois

         On or before July _____, 2003, Electric City Corp., a Delaware corporation, (the "Undersigned"), whose address is1280 Landmeier Road, Elk Grove Village, Illinois 60007, for value received, promises to pay to the order of LaSalle Bank National Association, a national banking association (hereinafter, together with any holder hereof, called "Lender"), whose address is 135 South LaSalle Street, Chicago, Illinois 60603 the principal sum of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00). The undersigned also promises to pay to the Lender interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the interest rates and at such times as are provided in that certain Loan Agreement, dated as of June 28, 2000 between the Undersigned and the Lender (the "Loan Agreement"). This Note is executed pursuant to the Loan Agreement and any and all amendments thereto, in which the terms and conditions of the Equipment Term Loan are set forth. Terms not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement.

         The principal amount of the indebtedness evidenced hereby shall be payable in _____ equal installments of $__________ on the first day of each month (each such date a "Payment Date") with the first payment due on __________________. Interest on the unpaid principal balance hereof shall be payable on each Payment Date. After maturity, whether by acceleration or otherwise, interest shall be payable on demand. Interest shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed, unless otherwise specified herein.

         Principal and interest shall be paid to the Lender at its address set forth above or at such other place as the holder of this Note shall designate in writing to the Undersigned. Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender.

         This Note is secured by, among other things, that certain Security Agreement dated as of June 28, 2000 by and between the Undersigned and the Lender (the "Security Agreement"); and that certain Mortgage dated as of July _____, 2000 by and between the Undersigned and the Lender (the "Mortgage"; with the Loan Agreement, the Security Agreement and the Mortgage, together with all other documents executed in connection with the Loan Agreement hereinafter collectively referred to as the "Ancillary Agreements"). The undersigned hereby acknowledges and agrees that a default hereunder shall be deemed a default under the Ancillary Agreements, including that certain Term (Mortgage) Note dated as of July _____, 2000 in the original principal amount of $500,000.00 given by the Undersigned to the Lender, and that certain Note dated June 28, 2000 in the original principal amount of $2,000,000.00 given by the Undersigned to the Lender.



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         The Undersigned, without notice or demand of any kind, shall be in default hereunder upon the occurrence and during the continuance of any Event of Default set forth in the Loan Agreement, and without demand or notice of any kind, the entire unpaid amount of all Liabilities shall become immediately due and payable at the option of the Lender, and the Lender may take any action or avail itself of any remedy set forth in the Loan Agreement.

         UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, THE UNDERSIGNED WAIVES THE BENEFIT OF ANY LAW, TO THE EXTENT PERMITTED BY LAW, THAT WOULD OTHERWISE RESTRICT OR LIMIT LENDER IN THE EXERCISE OF ITS RIGHT, WHICH IS HEREBY ACKNOWLEDGED, TO APPROPRIATE WITHOUT NOTICE AND REGARDLESS OF THE COLLATERAL, AT ANY TIME HEREAFTER, ANY INDEBTEDNESS MATURED OR UNMATURED, OWING FROM LENDER TO THE UNDERSIGNED. UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, THE LENDER MAY, WITHOUT DEMAND OR NOTICE OF ANY KIND, APPROPRIATE AND APPLY TOWARD THE PAYMENT OF SUCH OF THE OBLIGATIONS, AND IN SUCH ORDER OF APPLICATION, AS THE LENDER MAY, FROM TIME TO TIME ELECT, ANY AND ALL SUCH BALANCES, CREDITS, DEPOSITS, ACCOUNTS, MONEYS, CASH EQUIVALENTS AND OTHER ASSETS, OF OR IN THE NAME OF THE UNDERSIGNED THEN OR THEREAFTER WITH THE LENDER.

         UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, THE UNDERSIGNED RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO WITH RESPECT TO THE COLLATERAL AND AGREES THAT LENDER SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR MISTAKES OF FACT OR LAW MADE IN GOOD FAITH. THE LENDER AND THE UNDERSIGNED KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, THE RIGHT EITHER OR ANY MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE LOAN AGREEMENT OR ANY OF THE OTHER LIABILITIES, OR THE COLLATERAL, OR ANY AGREEMENT, EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THE LOAN AGREEMENT OR HEREWITH OR ANY COURSE OF CONDUCT OR COURSE OF DEALING, IN WHICH THE LENDER AND THE UNDERSIGNED ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE UNDERSIGNED.

         The Undersigned waives any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Lender's rights hereunder and under the Loan Agreement, and hereby consents to, and waives notice of release, with or without consideration, of the Undersigned or of any Collateral.

         The Lender may at any time transfer this Note and Lender's rights in the Loan Agreement and in any or all of the Collateral, and Lender thereafter shall be relieved from all liability with respect to such Collateral.

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         TO INDUCE THE LENDER TO MAKE THE LOAN EVIDENCED BY THIS NOTE, THE
UNDERSIGNED IRREVOCABLY AGREES THAT, ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS NOTE, THE LOAN AGREEMENT OR ANY OTHER AGREEMENT WITH THE LENDER, OR THE COLLATERAL, SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF CHICAGO, ILLINOIS, AND THE UNDERSIGNED HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN SAID CITY, AND WAIVES ANY OBJECTION BASED ON FORUM NONCONVENIENS.

         The Equipment Term Loan evidenced hereby has been made and this Note has been delivered at the Lender's main office. This Note shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon the Undersigned and its successors and assigns. If this Note contains any blanks when executed by the Undersigned, the Lender is hereby authorized, without notice to the Undersigned, to complete any such blanks according to the terms upon which the Equipment Term Loan was granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. If more than one party shall execute this Note, the term "Undersigned" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be, jointly and severally, obligated hereunder.

         As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "Undersigned" shall be so construed.

                  IN WITNESS WHEREOF, the Undersigned has executed this Equipment Term Note on the date above set forth.

                                         ELECTRIC CITY CORP.


                                         By:  /s/ Jeffrey Mistarz
                                              ----------------------------------
                                         Its: Chief Financial Officer
                                              ----------------------------------

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